UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2005 (July 15, 2005)

MYLAN LABORATORIES INC.

(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of Incorporation)	1-9114 (Commission File Number)	25-1211621 (I.R.S. Employer Identification No.)

1500 Corporate Drive
Canonsburg, PA 15317
(Address of principal executive offices)

(724) 514-1800
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events.

     On July 15, 2005, the U.S. Food and Drug Administration (the “FDA”) issued a Public Health Advisory regarding the safe use of transdermal fentanyl patches. Mylan Laboratories Inc. has been working with and continues to work with the FDA in connection with this matter. A copy of the FDA’s Public Health Advisory is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Public Health Advisory issued by the FDA on July 15, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN LABORATORIES INC.
Date: July 18, 2005	By:	/s/ Edward J. Borkowski
Edward J. Borkowski
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Public Health Advisory issued by the FDA on July 15, 2005.

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